Exhibit 99.1

Caspi Oil Gas LLP, a concession owner for oil and gas production in Kazakhstan, to Go Public Through Merger with Liberty Resources Acquisition Corp.

•	Caspi Oil Gas owns development rights in the Rakushechnoye oil field in Kazakhstan

•	Transaction Represents Proforma Enterprise Value of $427.7 Million for Caspi.

•	Caspi Expects to Have up to $55 Million in Cash to Fund Growth and Operations, assuming no redemptions.

Kuala Lumpur, Malaysia – August 10, 2022 – Caspi Oil Gas LLP (“Caspi” or “the Company”) and Liberty Resources Acquisition Corp. (NASDAQ: LIBY, LIBYU, LIBYW) (“Liberty”), a special purpose acquisition company focused on high-growth companies or assets in the natural resources, oil, or gas industry, announced today that they have entered into a binding amendment to a previously executed nonbinding acquisition letter (as amended, the “Acquisition Letter”) with Caspi’s owner, Markmore Energy (Labuan) Limited (“Markmore”), for a transaction (the “Transaction”) that will result in Caspi becoming a publicly traded company. The Transaction is expected to be completed in the fourth quarter of 2022 or the first quarter of 2023, subject to execution of a definitive business combination agreement, receipt of regulatory approvals, and satisfaction of other customary closing conditions. Under the terms of the Acquisition Letter, the parties will use their reasonable best efforts to execute the business combination agreement by September 15, 2022, the date on which the exclusivity period under the Acquisition Letter ends. The exclusivity period may be extended by mutual agreement to allow for satisfaction of the conditions to the execution of the definitive business combination discussed below.

The execution of the definitive business combination agreement for the Transaction is subject to the satisfaction of a number of conditions, including (1) the restructuring of Caspi, (2) completion of due diligence by all parties, (3) the negotiation of the definitive business combination agreement, (4) the receipt of the consent of the creditors of Caspi to the Transaction, (5) the delivery of a PCAOB-compliant audit of Caspi, (6) the approval of the board of directors and shareholders of Markmore, (7) receipt by the board of directors of Liberty of a fairness opinion from an independent investment bank, and (8) receipt of binding commitments for an additional equity financing of at least $120.0 million (collectively, the “Execution Conditions”). The board of directors of Liberty has approved the Transaction and execution of the definitive business combination agreement subject to the satisfaction of the Execution Conditions.

Caspi

Caspi is the concession owner of the Rakushechnoye Oil Field, located in West Kazakhstan. The Rakushechnoye License Block is located onshore Caspian Sea of the Mangyshlak peninsula, West Kazakhstan. It covers an area of about 287 sq km in the south-western Manghystau Province. Geologically the field lies within the South Mangyshlak sedimentary basin and the two largest fields, Zhetybai and Uzen, are located approximately 65 kilometers to the north and 85 kilometers to the northeast respectively.

Transaction Overview

The business combination values Caspi at a $427.7 million enterprise value and at a pro forma market capitalization of approximately $452 million, assuming a $10.00 per share price and no redemptions by Liberty stockholders. The Transaction will provide a minimum of $55 million of net proceeds to the company after payment of Transaction expenses, assuming no redemptions. As part of the Transaction, Liberty will assume liabilities of Caspi of $50.0 million and make a payment of $50.0 million to the current owners of Caspi. The current owners of Caspi will also receive approximately 32.7 million shares of the combined company’s common stock.

Additionally, upon the completion of a central processing complex and the commencement of commercial production of gas and condensate, the combined company will annually pay the current owner of Caspi an amount equal to the greater of (a) 50% of the net revenue (i.e., gross revenue less production costs and capex) attributable to the combined company’s sale of gas during any period in which the combined company is commercially producing gas, plus 40% of all revenue attributable to the combined company’s sale of condensate during any period in which the combined company is commercially producing condensate, or (b) $15 million.

The parties anticipate raising additional equity financing of at least $120.0 million that will be committed at the time of the signing of the definitive business combination agreement. In addition, upon the closing of the business combination, the new entity expects to declare a dividend of at least $0.50 per share of outstanding common stock.

The Transaction, which has been unanimously approved by the boards of directors of Markmore, Caspi and Liberty, is subject to satisfaction of the Execution Conditions, approval by Liberty’s stockholders, and other customary closing conditions, including the receipt of certain regulatory approvals. Under the terms of the Acquisition Letter, the parties will use their reasonable best efforts to execute a business combination agreement for the Transaction by September 15, 2022.

Additional information about the proposed transaction, including a copy of the business combination agreement, will be available in a Current Report on Form 8-K to be filed by Liberty with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov upon execution of the business combination agreement.

About Liberty Resources Acquisition Corp.

Liberty Resources Acquisition Corp. is a blank check company, which was formed to acquire one or more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, and reorganization. Liberty Resources was formed to effect a business combination focusing on the natural resources industry, specifically within the oil and gas sectors.

Additional Information

For additional information on the proposed business combination transaction, see Liberty’s Current Report on Form 8-K, which was filed concurrently with this press release. In connection with the proposed business combination transaction, Liberty intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4, which will include a proxy statement/prospectus of Liberty, and other documents regarding the proposed business combination transaction. Liberty’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about Caspi, Liberty, and the proposed business combination transaction. Promptly after the Form F-4 is declared effective by the SEC, Liberty will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Liberty are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination transaction. The documents filed by Liberty with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Commission File No: 001-40883), or by directing a request to Liberty Resources Acquisition Corp., 78 SW 7th Street, Suite 500, Miami, Florida 33130.

Participants in the Solicitation

Liberty and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Liberty will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Liberty’s directors and executive officers and their ownership of Liberty common stock is set forth in Liberty’s prospectus, dated November 3, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Caspi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of Liberty’s proposed business combination with Caspi, Liberty’s ability to consummate the proposed transaction on the stated timeline, Caspi’s use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the proposed business combination, and the combined company’s future performance relative to other oil and gas companies, the combined company’s strategy, operations, growth plans and objectives of management, the performance of the natural gas industry, Caspi’s market expansion, and the possible effect of regulations on the oil and gas industry designed to mitigate the effects of climate change are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Liberty and Caspi and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Liberty or Caspi. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Liberty or Caspi is not obtained; that the required approvals of the Kazakhstan government are not obtained; the restructuring of Caspi is not finalized or the creditors of Caspi do not consent to the transaction; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Caspi; the amount of redemption requests made by Liberty’s shareholders; the overall level of demand for oil and gas and the ability of Caspi to deliver its products to the global market; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Liberty’s securities on the NASDAQ where it is believed that it will be the first listed company with its operations principally in Kazakhstan; Caspi’s ability to implement its business strategy; changes in governmental regulation, Caspi’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Caspi's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Caspi's suppliers, as well as consumer demand for oil and gas, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Caspi and its suppliers and customers or that regulations seeking to mitigate climate change could adversely affect Caspi’s production; Caspi’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, Caspi’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect Liberty’s or Caspi’s financial results is included from time to time in Liberty’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents Liberty has filed, or will file, with the SEC, including a registration statement on Form F-4 that will include proxy statements/prospectus that Liberty intends to file with the SEC in connection with Liberty’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Liberty’s or Caspi’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Liberty nor Caspi presently know, or that Liberty and Caspi currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Liberty’s and Caspi’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither Liberty nor Caspi gives assurance that either Liberty or Caspi, or the combined company, will achieve its expectations. Liberty and Caspi anticipate that subsequent events and developments will cause their assessments to change. However, while Liberty and Caspi may elect to update these forward-looking statements at some point in the future, Liberty and Caspi specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Liberty’s or Caspi’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Sakthi Kumar

Liberty Resources Acquisition Corp.

Phone: +6012 6927 831

Email: Sakthi_gq@yahoo.com